AMENDMENT NO. 2

TO THE

PRODUCTS AND SERVICES AGREEMENT

NO. AIR-12-001

BETWEEN

AIREON LLC

AND

HARRIS CORPORATION

For

Automatic Dependent Surveillance-Broadcast (ADS-B) Payload Development

Aireon LLC Business Proprietary Information

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PREAMBLE

This Amendment No. 2 (the “Amendment”) to the Products And Services Agreement for ADS-B Payload Development No. AIR-12-001, signed on June 19, 2012 between Aireon LLC and Harris Corporation, Government Communications Systems Division (the “Agreement”) is entered into on this 4th day of September, 2012, by and between Aireon LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 (“Aireon”) and Harris Corporation, Government Communications Systems organized in the state of Delaware with offices located at 2400 Palm Bay Road NE, Palm Bay, Florida 32905 USA (“Contractor”).

RECITALS

WHEREAS, Aireon and Contractor have engaged in discussions relating to changes each would like to incorporate in the Agreement; and

WHEREAS, the Parties now desire to amend Articles 7.3, 7.7 and 13.2.1 of the Agreement; and Exhibit A, Section 2.2 and Appendix F, [***] of the Statement of Work.

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, the payments to be made by Aireon to Contractor under the Agreement and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby amend the Agreement as follows:

1.	Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Agreement.

2.	Article 7.3 Terms of Payment: first paragraph, second line, change “[***]” to “[***]”.

3.	Article 7.7 Payment in Iridium Services: the first paragraph is hereby deleted in its entirety and replaced in its entirety as follows:

“In the event Aireon fails to timely make its initial or any other later payment in accordance with the terms of this Agreement, Aireon shall [***] take action to procure from Iridium Satellite LLC prepaid credits for services offered by Iridium (e.g., voice, data, open port, etc.) in the disputed amount (credits) owed by Aireon to Contractor. The amount of Iridium Services to be transferred to Contractor shall equal the portion of the Unpaid Amount [***] up to  ten million ($10,000,000) U.S. dollars.  The credits will reflect the use of [***] and the Agreement will permit [***].  In addition, Aireon will also procure for Contractor the right to [***]; provided, however, that [***].  In order to clarify [***], the credits shall only apply to [***].  Aireon agrees that it will use its best efforts to negotiate and present to Contractor a fully [***] between [***] that reflects [***] within [***] of the [***] with the understanding that, notwithstanding the above, a [***] shall be presented to [***] no later than [***] from the [***] of this Agreement.”

Aireon LLC Business Proprietary Information	2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	Article 13.2.1 Background Intellectual Property: after the first paragraph reinsert the below three paragraphs that were inadvertently deleted in Amendment No. 1:

“Aireon agrees that a violation of this License would cause irreparable injury to Contractor, and that Contractor shall be entitled, in addition to any other rights and remedies it may have, at law or in equity, to seek an injunction enjoining and restraining Aireon from doing or continuing to do any such act and any other violations or threatened violations in this License.

THE PARTIES AGREE THAT THE INTELLECTUAL PROPERTY LICENSES HEREIN TERMINATE IF THE PARTIES TERMINATE THIS AGREEMENT PURSUANT TO ARTICLE 17. UPON TERMINATION, CONTRACTOR SHALL HAVE THE RIGHT TO [***], AND AIREON SHALL IMMEDIATELY [***] AND [***].

For purposes of clarity, Contractor acknowledges and agrees that Aireon retains ownership of: (a) all of Aireon’s Proprietary Information; and (b) any [***]; and (c) Aireon Background IP and Background IP Rights (“Aireon Property”). No right or license in such Aireon Property is granted to the Contractor regarding such Aireon Property, except as necessary to perform the Contractor’s obligations under this Agreement.”

5.	Exhibit A - Statement of Work is hereby amended as follows: [***]

[***]

[***]

[***]

[***]

This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

All other provisions of the Agreement not expressly referred to in this Amendment remain in full force and effect.

Aireon LLC Business Proprietary Information	3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized representatives as of the date set forth in the Preamble.

For Aireon	For Contractor

AIREON LLC	HARRIS CORPORATION GOVERNMENT COMMUNICATIONS SYSTEMS DIVISION

By:	/s/ Donald L. Thoma	By:	/s/ Janis Rubin-Telles

Name:	Donald L. Thoma	Name:	Janis Rubin-Telles

Title:	President & CEO	Title:	Contract Manager

Date:	9/14/12	Date:	13 Sept 2012

Aireon LLC Business Proprietary Information	4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.